PROSPECTUS


                                                                September 1,1995
                                             as Revised on January 17, 1996

                    VAN ECK GOLD AND NATURAL RESOURCES FUND

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The Van Eck Gold and Natural Resources Fund is a series of Van Eck Worldwide
Insurance Trust, a Massachusetts business trust. The Fund is managed by Van Eck Associates Corporation (the "Adviser").

                    99 Park Avenue, New York, New York 10016
                                 (212) 687-5200
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Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company. Shares of the Gold and Natural Resources Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity contracts (the "Contracts").

GOLD AND NATURAL RESOURCES FUND-seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.


                                  ------------

This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. For further information about the Fund, please call the Fund or the Distributor at the above telephone number.

The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


A Statement of Additional Information, dated September 1, 1995, as Revised on October 3, 1995, which further discusses the Trust and the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Fund or the Distributor at the above address or by calling the telephone number listed above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

TABLE OF CONTENTS
                                               Page
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The Fund.......................................  3

Financial Highlights...........................  3

Investment Objective and Policies of the Fund..  4

Risk Factors...................................  5

Limiting Investment Risks...................... 12

Management..................................... 12

How to Buy Shares.............................. 14

Dividends and Distributions.................... 14

How to Redeem Shares........................... 14

Federal Taxation............................... 14

Description of the Trust....................... 14

Additional Information......................... 16

                                    The Fund

Gold and Natural Resources Fund (the "Fund") is an open-end management investment company. The Fund is a series of Van Eck Worldwide Insurance Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Fund is classified as diversified under the Investment Company Act of 1940 (the "Act").

                              Financial Highlights

The Financial Highlights below give selected information for a share of the Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years from commencement of operations through April 30, 1992. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended April 30, whose reports thereon appear in the Fund's Annual Report. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report. The Annual Report also contains additional performance information that will be made available on request and without charge.

                                                                                  Gold and Natural Resources Fund
                                                                   ---------------------------------------------------------
                                                                                       Year Ended April 30,
                                                                   ---------------------------------------------------------
                                                                     1995      1994     1993     1992      1991     1990~
                                                                   --------  -------- -------- --------- --------- ---------
Net Asset Value, Beginning of Period..............................   $13.11    $10.61    $8.25    $8.85     $9.51    $10.00
                                                                   --------  -------- -------- --------- --------- ---------
Income From Investment Operations:
Net Investment Income.............................................     0.08      0.07     0.01     0.04      0.16      0.08
Net Gains or Losses on Securities (both realized and
  unrealized).....................................................     0.37      2.47     2.39    (0.53)    (0.69)    (0.57)
                                                                   --------  -------- -------- --------- --------- ---------
Total From Investment Operations..................................     0.45      2.54     2.40    (0.49)    (0.53)    (0.49)
                                                                   --------  -------- -------- --------- --------- ---------
Less Distributions:
Dividends (from net investment income)............................    (0.07)    (0.04)   (0.04)   (0.11)    (0.13)       -
Distributions (from capital gains)................................       -         -        -        -         -         -
                                                                   --------  -------- -------- --------- --------- ---------
Total Distributions...............................................    (0.07)    (0.04)   (0.04)   (0.11)    (0.13)     0.00
                                                                   --------  -------- -------- --------- --------- ---------
Net Asset Value, End of Period....................................   $13.49    $13.11   $10.61    $8.25     $8.85     $9.51
                                                                   ========  ======== ======== ========= ========= =========

----------------------------------------------------------------------------------------------------------------------------
Total Return(a)...................................................     3.43%    23.96%   29.19%   (5.62%)   (5.67%)   (4.90%)
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data:
Net Assets, End of Period (000's omitted)......................... $127,320   $81,248  $30,896   $9,836    $6,936    $3,660
Ratio of Expenses to Average Net Assets(b)........................     0.96%     0.96%    1.61%    1.32%     0.52%       -
Ratio of Net Income to Average Net Assets.........................     0.71%     0.64%    0.25%    0.60%     2.10%     2.46%*
Portfolio Turnover Rate...........................................    23.30%    15.84%   14.61%    0.48%    21.86%     5.09%*
------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the year and a redemption on the last day of the period. Total return for the period ended April 30, 1990 was not annualized.

(b) Had the Adviser not reimbursed expenses, the expense ratios for the year ended April 30, 1991 and for the period September 1, 1989 (commencement of operations) to April 30, 1990 would have been 1.21% and 1.87%, respectively. As of September 29, 1995 the effective rate of the Adviser's management fee is 1.0%. Prior to September 29, 1995, the effective rate of the management fee was 0.75%.


* Annualized

~ From September 1, 1989 (commencement of operations) to April 30, 1990.

                 Investment Objective and Policies of the Fund

A description of the investment objective and policies of the Fund is set forth below. The investment objective of the Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As a result of the market risk inherent in any investment, there is no assurance that the Fund will achieve its objective. For further information about the Fund's investment policies, see "Investment Objective and Policies" in the Statement of Additional Information.

Gold and Natural Resources Fund

Objective:

Gold and Natural Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

Policies:

During normal market conditions, the Fund will have at least 65% of its total assets invested in securities of companies engaged in gold mining and natural resources activities. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. The Fund also has the right to invest up to 35% of its assets in the securities of non-precious metals and natural resources companies.

The Adviser believes that securities of precious metals companies and certain other natural resources companies offer an opportunity to protect wealth against eroding monetary values. Recent history indicates that the policies of many governments seeking economic growth, particularly persistent budget deficits and high rates of growth of monetary reserves and money supply, have had long-term inflationary consequences. During periods of accelerating inflationary policies the prices of many precious metals equity securities have risen cyclically, and the Adviser believes that they may continue to do so in the future. The Adviser anticipates that inflation and the price of gold will continue on a long-term upward trend with alternating cycles as credit is over-expanded and subsequently tightened. The price of gold decreases when inflation is not perceived as a risk. Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or a reduction in fluctuations of a portfolio will be achieved. Thus, an investment in the Fund should be considered part of an overall investment program rather than a complete investment program.

The five largest gold producing countries are the Republic of South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% (and generally 50%) of its assets in securities of companies in Canada, the United States, Australia and South Africa whose value is tied, linked or dependent upon the actual or anticipated price of gold such as companies which are primarily engaged in gold mining. It is uncertain under current federal tax law the extent to which the Fund may concentrate its investments in gold and gold related securities without adversely affecting the federal tax status of the underlying Contracts. Accordingly, the Fund reserves the right to alter its policy with respect to concentration in such securities if and when such uncertainty is resolved. This limitation is not a fundamental policy of the Fund and may be changed at any time by the Board of Trustees without a vote of shareholders. The Fund may invest in conglomerates whose main activity is not mining.

The Fund may invest up to 35% of the value of its total assets in: (a) securities of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by the U.S. or foreign governments and repurchase agreements. The Fund may invest up to 5% of its assets at the time of purchase in warrants. The Fund may also invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be converted into common stock. The Fund may purchase and sell financial futures and commodity futures contracts and options on financial futures and commodity futures contracts and may write, purchase or sell puts and calls on foreign currencies, securities, commodities and commodity indices. The Fund may invest in "when issued" securities, and securities of foreign issuers. For a further discussion of these investments see "Risk Factors."

The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with less concentrated portfolios. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Investments by the Fund in securities of gold mining shares, coins and gold bullion, foreign issuers, foreign currencies, and options and futures may involve particular investment risks. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). See "Risk Factors."

Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals, and natural resources sector in equity securities of real estate investment trusts ("REITS") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "Risk Factors."


                                  Risk Factors

Assets of the Fund are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Fund may be subject to other special considerations, such as those listed below.

Foreign Securities

The Fund may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. In addition, some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold funds in foreign currencies, the value of the assets of the Fund (and thus its net asset value) will be affected by changes in currency exchange rates. See "Foreign Currency and Foreign Currency Transactions" below. Transactions in the securities of foreign issuers may be subject to settlement delays. See "Taxes" in the Prospectus and "Risks Factors-Foreign Securities" in the Statement of Additional Information. However, the Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country will adversely affect an entire portfolio.

The Fund may invest in South African issuers. Political and social conditions in South Africa, due to the exclusionary political system of the South African government and unsettled political conditions which could recur in South Africa and neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse affect on investments in South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest, or hold its investments, in South African companies may be further affected by changes in United States or South African laws or regulations.

In addition to investing directly in the securities of United States and foreign issuers, the Fund may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). ADRs are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank. Generally, ADRs, in registered form, are designed for use in United States securities markets.

Foreign brokerage commissions and custodial expenses are generally higher than in the United States. Dividend collection fees on foreign securities and ADRs are generally higher than on United States securities and dividends and interest may be subject to foreign withholding tax at their source which may not be permitted to be passed through to shareholders.

Emerging Markets Securities

Investments of the Fund may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

Many of these emerging markets limit the percentage foreign investors, such as the Fund, may own of their domestic issuers by requiring that such issuers issue two classes of shares-"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Fund were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Fund could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings or to vote at stockholders' meetings (while foreign holders of foreign shares would participate). If the Fund were to own local shares and could not participate in a stock, warrant or other distribution, the Fund could suffer material dilution of its interest in that issuer and the value of its holdings could decline dramatically causing a loss on its investment. Generally, it is expected that the Fund will hold foreign shares. However, because of their limited number foreign shares may, at times, not be available for purchase by the Fund or, if available, the premiums may be, in the opinion of the Adviser, unjustified or prohibitively high. In order to participate in these markets, the Fund may deem it advisable to purchase local shares which may expose the Fund to the additional risks described above. The Fund will only purchase local shares where foreign shares are not available for purchase and, when in the opinion of the Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Fund. Where permitted by local law, the Fund will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser will be able to assess these risks accurately or that the Fund will be able to convert its local shares to foreign shares or that dilution will not result.

The securities markets in the emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. The Fund's ability to participate fully in the markets may be limited by its investment policy of investing not more than 10% of its total net assets in illiquid securities. In addition, limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in many developing countries in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

Precious Metals

The Fund may invest in precious metal coins (including gold, silver, platinum and palladium) which have no numismatic value. The value of such coins moves correspondingly with the price of bullion in that the value of the coins is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. The Fund incurs additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Fund's portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals.

In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured since they are readily saleable to dealers which maintain markets in such coins. The Fund will maintain its precious metal coins and bullion with Wilmington Trust Company.

Precious metal trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Gold and other precious metals are also subject to governmental action for political reasons. Markets are, therefore, at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its respective yearly income from gains resulting from selling precious metals or any other physical commodity. The Fund may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

Foreign Currency and Foreign Currency Transactions

Since some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold foreign currencies, the value of the assets of the Fund (and thus its net asset value) may be affected by changes in currency exchange rates. The Fund's performance will be less favorable if foreign currency exchange rates move adversely, relative to the U.S. dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The Fund will enter into foreign currency contracts for hedging purposes only and not for speculation. The Fund may also use foreign currency contracts to hedge the U.S. dollar value of a security which it already owns or anticipates purchasing. A forward currency contract may thus help reduce the Fund's losses on a security when a foreign currency's value changes. The Fund will enter into forward contracts to duplicate a cash market transaction. However, the Fund will invest in securities including short-term obligations, denominated in a range of foreign currencies and the value of the Fund will be affected by changes in currency exchange rates. The Fund will not purchase or sell foreign currency as an investment. See "Options," "Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

Options

For hedging and other purposes (such as creating synthetic positions), the Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

As the holder of a call or put option, the Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options it has purchased, sell them, exercise them or permit them to expire.

The Fund may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of written put option) the underlying asset at the exercise price. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be limited to 10% of total net assets of the Fund.

Futures Contracts

The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may also buy and sell commodity futures contracts which may include futures contracts on gold and other natural resources and on gold and other natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.


The Fund may invest in commodity futures contracts and in options on commodity futures contracts (collectively, "commodity interests"). Trading in commodity interests involves numerous risks such as leverage, illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the commodity interests' underlying commodities. Commodity markets are highly volatile. In the event that the Fund is required to take delivery of a commodity, such commodity will be deemed to be illiquid, and the Fund will bear the cost of storing the commodity until such commodity is sold and may incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations.


When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts.

The Fund may write, purchase or sell put and call options on financial futures contracts and, in addition, the Fund may write, purchase or sell put and call options on commodity futures contracts. The Fund may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, which may be a long or short position, cash or high quality debt instruments equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus the Fund could be prevented from liquidating its position and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities."

Hedging and Other Investment Techniques and Strategies

Options and futures contracts can be used by the Fund as part of various hedging techniques and strategies.

When the Fund intends to acquire securities (or gold bullion or coins) for its portfolio it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

To protect against anticipated declines in the value of the Fund's investment holdings the Fund may use options, forward and futures contracts, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. One defensive technique involves selling a futures or forward contract or purchasing a put option whose value is expected to be inversely related to the security or asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract or put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may hedge against changes in the value of the U.S. dollar in relation to a foreign currency in which portfolio securities of the Fund may be denominated. The Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. Last, where the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund may use futures contracts, options and forward contracts as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. However, since the financial markets in the developing countries are not as developed as in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks or enter into certain transactions. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Fund experiences large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market-i.e., purchased securities.

Consistent with the hedging strategy described above, the Fund may invest in options and futures contracts and options on futures contracts on foreign currencies for the purpose of hedging against a decline in the value of certain U.S. dollar denominated securities or other "cross-hedging" strategies. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. For example, the Fund could hedge against a currency-related decline in the value of a security denominated in Deutschemark by taking a short position in the Swiss franc. The Adviser believes that the value of certain U.S. dollar denominated debt securities is affected by fluctuations in the value of the U.S. Dollar relative to foreign currencies. Furthermore, the Adviser believes it can identify those currencies whose value is likely to move inversely with the value of the U.S. dollar. By investing a portion of the Fund's assets in options or futures contracts on those identified currencies, the Adviser believes that it may be able to reduce the Fund's exposure to declines in the value of U.S. dollar denominated securities attributable to currency value fluctuations. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations are, because of liquidity considerations, limited to 10% of total net assets of the Fund.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Fund may invest. For example, because the Fund invests in securities whose value is related to the price of gold or other natural resources, it may use options or futures contracts on gold or other natural resources or an index as hedging instruments. However, there can be no assurances that in the case of foreign currencies the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Fund.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Adviser acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

Debt Securities

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P's or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities and lower-rated securities present greater risk of default. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

Loans of Portfolio Securities

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


Real Estate Securities

Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals, and natural resources sector in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risk associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rated rise, the value of the REIT may decline).

Borrowing

The Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

Temporary Defensive Strategies

During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

                           Limiting Investment Risks

While an investment in the Fund is not without risk, the Fund follows certain policies in managing its investments which may help to reduce risk. These policies may not be changed without shareholder approval. The following are some of the more significant investment limitations:

1. The Fund will not invest more than 10% of the value of its total net assets in securities which are "illiquid" (including repurchase agreements which mature in more than seven days and over-the-counter foreign currency options).

2. The Fund will not purchase more than 10% of any class of securities of any issuer, including more than 10% of its outstanding voting securities.

3. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

Further information regarding these and other of the Fund's investment policies and restrictions is provided in the Statement of Additional Information.

                                   Management

Trustees

The management of the Fund's business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and Officers of the Fund, see "Trustees and Officers" in the Statement of Additional Information.

Investment Adviser, Manager and Administrator

Van Eck Associates Corporation, located at 99 Park Avenue, New York, New York 10016, serves as investment adviser and manager to the Fund pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the
                                       12

Fund and furnishes the Fund with a continuous investment program which includes determining which securities should be bought, sold or held.

Henry J. Bingham, Executive Vice President of Van Eck Worldwide Insurance Trust, is responsible for managing the gold and precious metals portion of the Fund's portfolio of investments and has been serving in such capacity since the Fund commenced operations. He is Executive Managing Director of the Adviser and President of the International Investors Gold Fund series of Van Eck Funds which is advised by the Adviser.

The natural resources portion of the Fund's portfolio of investments is managed by the Hard Assets team which is comprised of the individuals listed below. The members of the Hard Assets team are responsible for asset allocation decisions and securities selection for other funds affiliated with the Adviser.

John C. Van Eck--Chairman of the Adviser, previously served as the portfolio manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

Derek S. Van Eck--Director of Global Investments and Executive Vice President of the Adviser is an officer and portfolio manager of other mutual funds advised by the Adviser.

William Trebilcock--Serves as an analyst. Mr. Trebilcock serves as Director of Mining Research for the Adviser. Mr. Trebilcock has 28 years of experience in his field.

Madis Senner--Serves as an analyst. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner also serves as portfolio manager for other funds advised by the Adviser. Mr. Senner has 12 years experience in the investment business.

Kevin Reid--Serves as an analyst. Mr. Reid is Director of Real Estate Research at the Adviser.

Lucille Palermo--Serves as an analyst. She is Associate Director, Mining Research of the Adviser and an officer and portfolio manager of other mutual funds advised by the Adviser. Ms. Palermo has 20 years experience in the investment business.

The Fund pays the Adviser a monthly fee at the annual rate of 1% of the first $500 million of the average daily net assets of the Fund, .90 of 1% of the next $250 million of the average daily net assets and .70 of 1% of the average daily net assets in excess of $750 million. The advisory fees paid to the Adviser with respect to the Fund are higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following trends, industries and companies in many different countries and stock and bond markets throughout the world) but are comparable to the fees charged to other investment companies with similar objectives for comparable services.

With respect to the Fund, the Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund during this period.

The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the Act and manages or advises managers of portfolios of pension plans and others.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of the Adviser. At December 31, 1995 total aggregate assets under the management of Van Eck Associates Corporation were approximately $1.6 billion.

The Fund sells its shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for such separate accounts. The Fund currently does not foresee any disadvantages to variable annuity and variable life contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its/their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Expenses

The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of its affiliates, and any extraordinary expenses. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser. The Adviser will, pursuant to the Advisory Agreement, require the Fund to reimburse it for its costs for trading portfolio securities and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

                               How to Buy Shares

Shares of the Fund are offered only for purchase by separate accounts of insurance companies as an investment medium for Contracts.

Van Eck Securities Corporation (the "Distributor"), located at 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation in connection with the sale of shares of the Fund.

Shares of the Fund are sold at the public offering price which is net asset value next computed after receipt of a purchase order, provided that the purchase order is received by the Trust or the insurance company before 4:00 p.m. Eastern time. The net asset value for the Fund is computed as of the close of business on the New York Stock Exchange which is normally 4:00 p.m. Monday through Friday, exclusive of national business holidays. The assets of the Fund are valued at market value or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees.

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset value only Monday through Friday, exclusive of national business holidays, the net asset value of shares of the Fund may be significantly affected on days when an investor has no access to the Fund.

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in the Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

                          Dividends and Distributions

The Fund intends to distribute its net investment income in May and November and any net realized capital gains resulting from the investment activity annually in May.

All dividends and capital gains distributions paid on shares of the Fund are automatically reinvested in additional shares of the Fund on the dividend payable date at the net asset value determined at the close of business on the reinvestment price date. The fiscal year of the Fund ends on April 30.

                              How to Redeem Shares

Shares of the Fund are redeemed at their net asset value next determined after receipt of the order to redeem without the imposition of any sales commission or redemption charge. However, certain deferred sales charges and other charges may apply under the terms of the Contracts, which charges are described in the Contract prospectus. Payment for the redemption of shares is made by the Fund to the separate account in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt by the Trust or insurance company of a request in proper form provided the request is received prior to 4:00 p.m. Eastern time. The market value of the securities in the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original purchase price for such shares.

                                Federal Taxation

The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code (the "Code") and will not pay federal income tax to the extent that it distributes its net taxable investment income and capital gains.
                                       14

Section 817(h) of the Code provides that certain variable contracts, based upon one or more segregated asset accounts of a life insurance company, will not be treated as annuity, endowment or life insurance contracts for any period during which the investments made by such accounts are not adequately diversified. The regulations promulgated under section 817(h) of the Code, specify various investment diversification requirements. In addition, the regulations provide that an investment by a segregated asset account of a life insurance company in a qualifying RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account. The Fund intends to invest so as to enable the Contracts to satisfy the diversification requirements imposed by Section 817(h) of the Code and the applicable regulations.

The tax treatment of payments made by a separate account to a Contract holder is described in the Contract prospectus.

                            Description of the Trust

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. To date, five series or Funds of the Trust have been authorized, which shares constitute the interests in the Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund.

The Fund is classified as a diversified fund. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A "series" is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants.The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of the Fund are entitled to vote on matters affecting the Fund (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). In accordance with the Act, under certain circumstances the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders. See the applicable Contract prospectus for information regarding Contract holders' voting rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Fund's Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             Additional Information

Advertising

From time to time the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge (currently, the Fund does not impose a sales charge on investments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a special period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distribution on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Gold and Natural Resources Fund is rated in the "Gold Oriented Funds" category. The Fund may be compared to indices such as the historical price of gold, the Standard & Poor's 500 or the Morgan Stanley Gold Mines Index. For a further discussion of advertising see "Performance" in the Statement of Additional Information.

For further information about the Fund, please call or write to your insurance company or call toll free (800) 221-2220 (in New York call (212) 687-5200) or write to the Fund at the cover page address.

Custodian

The Custodian of the assets of the Trust is Bankers Trust Company, New York, New York.

Independent Accountants

Coopers & Lybrand L.L.P., New York, New York provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial report matters and prepares the Trust's tax return.

Counsel

Goodwin, Procter & Hoar, One Exchange Place, Boston, Massachusetts acts as Counsel for the Trust.

 PROSPECTUS                                                    September 1, 1995
                                             as Revised on January 17, 1996


                          VAN ECK WORLDWIDE BOND FUND

-------------------------------------------------------------------------------

Van Eck Worldwide Bond Fund is a series of Van Eck Worldwide Insurance Trust, a Massachusetts business trust. The Fund is managed by Van Eck Associates Corporation (the "Adviser").

                   99 Park Avenue, New York, New York 10016
                                (212) 687-5200
-------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company. Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity contracts (the "Contracts").



WORLDWIDE BOND FUND--seeks high total return through a flexible policy of investing globally, primarily in debt securities.

                               ---------------

This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. For further information about the Fund, please call the Fund or the Distributor at the above telephone number.

The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

A Statement of Additional Information, dated September 1, 1995, as Revised on October 3, 1995, which further discusses the Trust and Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Fund or the Distributor at the above address or by calling the telephone number listed above.

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

The Trust...................................................................  3
Financial Highlights........................................................  3
Investment Objectives and Policies of the Fund..............................  4
Risk Factors................................................................  5
Limiting Investment Risks................................................... 12
Management.................................................................. 12
How to Buy Shares........................................................... 13
Dividends and Distributions................................................. 14
How to Redeem Shares........................................................ 14
Federal Taxation............................................................ 14
Description of the Trust.................................................... 14
Additional Information...................................................... 16

                                   THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Worldwide Bond Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "Act"). (See "Description of the Trust").

                            FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of the Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years from commencement of operations through April 30, 1992. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended April 30, whose reports thereon appear in the Fund's Annual Report. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Reports. The Annual Report also contains additional performance information that will be made available on request and without charge.




                                    WORLDWIDE BOND FUND
                      -------------------------------------------------------
                                     YEAR ENDED APRIL 30,
                      -------------------------------------------------------
                        1995        1994     1993     1992     1991    1990+
                      --------     -------  -------  -------  -------  ------
Net Asset Value,
Beginning of
Period...........     $  10.05     $ 10.62  $ 11.57  $ 10.82  $ 10.10  $10.00
                      --------     -------  -------  -------  -------  ------
INCOME FROM
INVESTMENT
OPERATIONS:
 Net Investment
 Income..........         0.68        0.63     0.81     0.62     1.03    0.26
 Net Gains or
 Losses on
 Securities (both
 realized and
 unrealized).....         0.77       (0.37)   (0.75)    0.67     0.19   (0.16)
                      --------     -------  -------  -------  -------  ------
Total From
Investment
Operations.......         1.45        0.26     0.06     1.29     1.22    0.10
                      --------     -------  -------  -------  -------  ------
LESS
DISTRIBUTIONS:
 Dividends (from
 net investment
 income).........        (0.04)      (0.72)   (0.83)   (0.53)   (0.50)    --
 Distributions
 (from capital
 gains)..........          --        (0.11)   (0.18)   (0.01)     --      --
                      --------     -------  -------  -------  -------  ------
Total
Distributions....        (0.04)      (0.83)   (1.01)   (0.54)   (0.50)   0.00
                      --------     -------  -------  -------  -------  ------
Net Asset Value,
End of Period....     $  11.46     $ 10.05  $ 10.62  $ 11.57  $ 10.82  $10.10
                      ========     =======  =======  =======  =======  ======
-----------------------------------------------------------------------------
Total Return(a)..        14.51%       2.49%    0.38%   12.21%   12.37%   1.00%
-----------------------------------------------------------------------------
Ratios/Supplementary
Data:
Net Assets, End
of Period (000's
omitted).........     $113,466     $80,908  $66,035  $40,930  $15,046  $2,237
Ratio of Expenses
to Average Net
Assets(b)........         0.98%(c)    0.93%    1.01%    1.05%    0.50%    --
Ratio of Net
Income to Average
Net Assets.......         6.24%       6.47%    8.47%    8.55%    9.75%   9.22%*
Portfolio
Turnover Rate....       265.87%      37.59%  248.21%  231.34%  341.01%  12.23%*

----

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the year and a redemption on the last day of the period. Total return for the period ended April 30, 1990 for Worldwide Bond Fund was not annualized.

(b) Had the Adviser not reimbursed expenses, the expense ratios for the year ended April 30, 1991 and for the period September 1, 1989 (commencement of operations) to April 30, 1990 would have been 1.14% and 2.80%, respectively for Worldwide Bond Fund. As of September 29, 1995 the effective rate of the Adviser's management fee is 1.0%. Prior to September 29, 1995, the effective rate of the management fee was 0.75%.
(c) Ratio would have been 0.99% had there not been a directed brokerage arrangement.

*   Annualized
+   From September 1, 1989 (commencement of operations) to April 30, 1990.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

A description of the investment objective and policies of the Fund is set forth below. The investment objective of the Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As a result of the market risk inherent in any investment, there is no assurance that the Fund will achieve its objective. For further information about the Fund's investment policies, see "Investment Objectives and Policies" in the Statement of Additional Information.



WORLDWIDE BOND FUND

OBJECTIVE:

Worldwide Bond Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

POLICIES:

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its investment objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return. Capital appreciation will result during times of declining interest rates and, with respect to investing globally, as a result of foreign currency fluctuations relative to a declining dollar. Normally, the Fund will have at least 65% of its total assets invested in bonds of varying maturities.

The Adviser believes that diversification of assets on an international basis may reduce the risk that events in any one country, including the United States, may adversely affect the entire portfolio. There can be no assurance that diversification of assets will reduce this risk. The Adviser will determine the amount of the Fund's assets to be invested in corporate and government securities in the United States and the amount to be invested in each country abroad based on its assessment of where opportunities for total return are expected to be most attractive. When making this determination the Adviser will evaluate the political and economic risks of the principal countries of the world, prospects for the relationship of their currencies to the U.S. Dollar, the outlook for their interest rates, credit quality and other factors. In some countries, yields of comparable quality securities denominated in foreign currencies may either be higher than in the United States, or may be expected to decline faster (leading to higher bond prices), or such currencies may be expected to appreciate against the U.S. Dollar. The long-term assets of the Fund will consist primarily of securities which are believed by the Adviser to be high grade, that is, rated A or better by Standard & Poor's Corporation or Moody's Investors Service or, if unrated, to be of comparable quality in the judgment of the Adviser. For a further discussion of debt securities see "Risk Factors."

During normal market conditions, the Fund expects to invest in debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies, or instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as: Federal Housing Administration, Government National Mortgage Association and Small Business Administration.

The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer where rates are expected to fall. The Adviser expects the average maturity to be between three and ten years. In addition, when the Adviser determines that a temporary defensive strategy is warranted, the Fund may invest in securities maturing in 13 months or less, and most or all of its investments may be in the United States or another country.

The Fund may invest up to 5% of its assets at the time of purchase in warrants. The Fund may invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may invest in collateralized mortgage obligations. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may write, purchase or sell puts and calls on foreign currencies and securities. The Fund may invest in "when issued" securities, and securities of foreign issuers. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). For a further discussion of these investments, see "Risk Factors."

There is no limit on the amount the Fund may invest in any one country or in securities denominated in the currency of any one country. Normally the Fund will invest in three countries besides the United States. However, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrant, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies.

                                 RISK FACTORS

Assets of the Fund are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Fund may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

The Fund may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. In addition, some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold funds in foreign currencies, the value of the assets of the Fund (and thus its net asset value) will be affected by changes in currency exchange rates. See "Foreign Currency and Foreign Currency Transactions" below. Transactions in the securities of foreign issuers may be subject to settlement delays. See "Taxes" in the Prospectus and "Risks in Investing in Foreign Securities" in the Statement of Additional Information. However, the Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country will adversely affect an entire portfolio.

In addition to investing directly in the securities of United States and foreign issuers, the Fund may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). ADRs, EDRs, ADSs and GDSs are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank. Generally, ADRs, in registered form, are designed for use in United States securities markets.

Foreign brokerage commissions and custodial expenses are generally higher than in the United States. Dividend collection fees on foreign securities and ADRs are generally higher than on United States securities and dividends and interest may be subject to foreign withholding tax at their source which may not be permitted to be passed through to shareholders.

EMERGING MARKETS SECURITIES

Investments of the Fund may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

Many of these emerging markets limit the percentage foreign investors, such as the Fund, may own of their domestic issuers by requiring that such issuers issue two classes of shares--"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country.
The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Fund were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Fund could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings or to vote at stockholders' meetings (while foreign holders of foreign shares would participate). If the Fund were to own local shares and could not participate in a stock, warrant or other distribution, the Fund could suffer material dilution of its interest in that issuer and the value of its holdings could decline dramatically causing a loss on its investment. Generally, it is expected that the Fund will hold foreign shares. However, because of their limited number foreign shares may, at times, not be available for purchase by the Fund or, if available, the premiums may be, in the opinion of the Adviser, unjustified or prohibitively high. In order to participate in these markets, the Fund may deem it advisable to purchase local shares which may expose the Fund to the additional risks described above. The Fund will only purchase local shares where foreign shares are not available for purchase and, when in the opinion of the Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Fund. Where permitted by local law, the Fund will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser will be able to assess these risks accurately or that the Fund will be able to convert its local shares to foreign shares or that dilution will not result.

The securities markets in the emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. The Fund's ability to participate fully in the markets may be limited by its investment policy of investing not more than 10% of its total net assets in illiquid securities. In addition, limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in many developing countries in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Since some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold foreign currencies, the value of the assets of the Fund (and thus its net asset value) may be affected by changes in currency exchange rates. The Fund's performance will be less favorable if foreign currency exchange rates move adversely, relative to the U.S. Dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The Fund will enter into foreign currency contracts for hedging purposes only and not for speculation. The Fund may also use foreign currency contracts to hedge the U.S. Dollar value of a security which it already owns or anticipates purchasing. A forward currency contract may thus help reduce the Fund's losses on a security when a foreign currency's value changes. The Fund will enter into forward contracts to duplicate a cash market transaction. However, the Fund will invest in securities including short-term obligations, denominated in a range of foreign currencies and the value of the Fund will be affected by changes in currency exchange rates. The Fund will not purchase or sell foreign currency as an investment. See "Futures Contracts and Options on Futures Contracts" and "Hedging Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.


OPTIONS

For hedging and other purposes (such as creating synthetic positions), the Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

As the holder of a call or put option, the Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options they have purchased, sell them, exercise them or permit them to expire.

The Fund may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of written put option) the underlying asset at the exercise price. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be limited to 10% of total net assets of the Fund.

FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts.

The Fund may write, purchase or sell put and call options on financial futures contracts. The Fund may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, which may be a long or short position, cash or high quality debt instruments equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Options and futures contracts can be used by the Fund as part of various hedging techniques and strategies.

When the Fund intends to acquire securities for its portfolio it may use call options or futures contracts as a means of fixing the price of the security it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

To protect against anticipated declines in the value of the Fund's investment holdings the Fund may use options, forward and futures contracts, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. One defensive technique involves selling a futures or forward contract, purchasing a put option or entering into a swap agreement whose value is expected to be inversely related to the security or asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may hedge against changes in the value of the U.S. dollar in relation to a foreign currency in which portfolio securities of the Fund may be denominated. The Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. Last, where the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund may use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. However, since the financial markets in the developing countries are not as developed as in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks or enter into certain transactions. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser (or Sub-Adviser) for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Fund experiences large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market--i.e., purchased securities.

Consistent with the hedging strategy described above, the Fund may invest in options and futures contracts and options on futures contracts on foreign currencies for the purpose of hedging against a decline in the value of certain U.S. Dollar denominated securities or other "cross-hedging" strategies. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. For example, the Fund could hedge against a currency-related decline in the value of a security denominated in Deutschemark by taking a short position in the Swiss franc. The Adviser believes that the value of certain U.S. Dollar denominated debt securities is affected by fluctuations in the value of the U.S. Dollar relative to foreign currencies. Furthermore, the Adviser believes it can identify those currencies whose value is likely to move inversely with the value of the U.S. Dollar. By investing a portion of the Fund's assets in options or futures contracts on those identified currencies, the Adviser believes that it may be able to reduce the Fund's exposure to declines in the value of U.S. Dollar denominated securities attributable to currency value fluctuations. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations are, because of liquidity considerations, limited to 10% of total net assets of the Fund.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Fund may invest. However, there can be no assurances that in the case of foreign currencies the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Fund.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

DEBT SECURITIES

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P's or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities and lower-rated securities present greater risk of default. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery.
The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. The issuer of asset-backed securities may not, in certain instances, be able to perfect its security interest in the underlying collateral.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Fund may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the Act.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING

The Fund may borrow up to 30% of the value of its net assets to increase their holdings of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

TEMPORARY DEFENSIVE STRATEGIES

During periods of less favorable economic and/or market conditions, the Funds may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

                           LIMITING INVESTMENT RISKS

While an investment in the Fund is not without risk, the Fund follows certain policies in managing its investments which may help to reduce risk. These policies may not be changed without shareholder approval. The following are some of the more significant investment limitations:

  1. The Fund will not invest more than 10% of the value of its total net assets in securities which are "illiquid" (including repurchase agreements which mature in more than seven days and over-the-counter foreign currency options).

  2. The Fund will not purchase more than 10% of any class of securities of any issuer, including more than 10% of its outstanding voting securities, except that Worldwide Bond Fund will not invest more than 25% of the value of its total assets in securities of any one industry.

  3. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

Further information regarding these and other of the Fund's investment policies and restrictions is provided in the Statement of Additional Information.

                                  MANAGEMENT

TRUSTEES

The management of the Fund's business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and Officers of the Fund, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, located at 99 Park Avenue, New York, New York 10016, serves as investment adviser and manager to Fund pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the Fund and furnishes the Fund with a continuous investment program which includes determining which securities should be bought, sold or held.

Madis Senner--Portfolio Manager of Worldwide Bond Fund is responsible for managing the Fund's portfolio of investments. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner has 12 years experience in the investment business.


Worldwide Bond Fund pays the Adviser a monthly fee at the annual rate of 1% of the first $500 million of the average daily net assets of the Fund, .90 of 1% of the next $250 million of the average daily net assets and .70 of 1% of the average daily net assets in excess of $750 million. The advisory fees paid to the Adviser with respect to the Fund are higher than the fees paid by most investment companies because of the complexities of managing these types of funds (such as following trends, industries and companies in many different countries and stock and bond markets throughout the world) but are comparable to the fees charged to other investment companies with similar objectives for comparable services.

With respect to the Fund, the Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund during this period.

The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the Act and manages or advises managers of portfolios of pension plans and others.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of the Adviser. At December 31, 1995 total aggregate assets under the management of Van Eck Associates Corporation were approximately $1.6 billion.

The Fund sell its shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for such separate accounts. The Fund currently does not foresee any disadvantages to variable annuity and variable life contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for its variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its/their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

EXPENSES

The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of its affiliates, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Adviser will, pursuant to the investment advisory agreement to be approved by shareholders, require the Fund to reimburse it for its costs for trading portfolio securities and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

The organizational expenses which were initially paid by the Adviser, were reimbursed to the Adviser by the Fund and are being amortized by the Fund over sixty successive equal monthly installments.

                               HOW TO BUY SHARES

Shares of the Fund are offered only for purchase by separate accounts of insurance companies as an investment medium for Contracts.

Van Eck Securities Corporation (the "Distributor"), located at 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation in connection with the sale of shares of the Fund.

Shares of the Fund are sold at the public offering price which is net asset value next computed after receipt of a purchase order, provided that the purchase order is received by the Trust or the insurance company before 4:00 p.m. Eastern time. The net asset value for the Fund is computed as of the close of business on the New York Stock Exchange which is normally 4:00 p.m. Monday through Friday, exclusive of national business holidays. The assets of the Fund are valued at market value or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees.

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset value of shares of the Fund may be significantly affected on days when an investor has no access to the Fund.

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in the Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute its net investment income in May and November and any net realized capital gains resulting from the investment activity annually in May.

All dividends and capital gains distributions paid on shares of the Fund are automatically reinvested in additional shares of the Fund on the dividend payable date at the net asset value determined at the close of business on the reinvestment price date. The fiscal year of the Fund ends on April 30.

                             HOW TO REDEEM SHARES

Shares of the Fund are redeemed at their net asset value next determined after receipt of the order to redeem without the imposition of any sales commission or redemption charge. However, certain deferred sales charges and other charges may apply under the terms of the Contracts, which charges are described in the Contract prospectus. Payment for the redemption of shares is made by the Fund to the separate account in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt by the Trust or insurance company of a request in proper form provided the request is received prior to 4:00 p.m. Eastern time. The market value of the securities in the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original purchase price for such shares.

                               FEDERAL TAXATION

The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code (the "Code") and will not pay federal income tax to the extent that it distributes its net taxable investment income and capital gains.

Section 817(h) of the Code provides that certain variable contracts, based upon one or more segregated asset accounts of a life insurance company, will not be treated as annuity, endowment or life insurance contracts for any period during which the investments made by such accounts are not adequately diversified. The regulations promulgated under section 817(h) of the Code specify various investment diversification requirements. In addition, the regulations provide that an investment by a segregated asset account of a life insurance company in a qualifying RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account. The Fund intends to invest so as to enable the Contracts to satisfy the diversification requirements imposed by Section 817(h) of the Code and the applicable regulations.

The tax treatment of payments made by a separate account to a Contract holder is described in the Contract prospectus.

                           DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. To date, five series or Funds of the Trust have been authorized, which shares constitute the interests in the Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund, described herein.

The Gold and Natural Resources Fund and Worldwide Emerging Markets Fund are classified as diversified funds and Worldwide Bond Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. A "series" is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants.The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund but require a separate vote of one of the other Funds. In accordance with the Act, under certain circumstances the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders. See the applicable Contract prospectus for information regarding Contract holders' voting rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Fund's Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION

ADVERTISING

From time to time the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

Worldwide Bond Fund may advertise performance in terms of 30-day yield, which is computed by dividing the net investment income per share earned during the 30 days by the offering price per share on the last day of the period. Yield of the Fund is a function of the kind and quality of the instruments in the Fund's portfolio, maturity, operating expenses and market conditions.

The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge (currently, the Fund does not impose a sales charge on investments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a special period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distribution on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Worldwide Bond Fund is rated in the "World Income Funds" category. The Morgan Stanley Capital International Indices and the Salomon Brothers World Global Bond Index are two such indices to which the Worldwide Bond Fund may be compared. For a further discussion of advertising see "Performance" in the Statement of Additional Information.

For further information about the Fund, please call or write to your insurance company or call toll free (800) 221-2220 (in New York call (212) 687-5200, or write to the Fund at the cover page address.

CUSTODIAN

The Custodian of the assets of the Trust is Bankers Trust Company, New York, New York.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., New York, New York provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial report matters and prepares the Trust's tax return.

COUNSEL

Goodwin, Procter & Hoar, One Exchange Place, Boston, Massachusetts acts as Counsel for the Trust.

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